UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

VICTORY COMMERCIAL MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	333-228242	37-1865646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Madison Ave. Suite 1002,

New York, NY, 10017

(Address of Principal Executive Offices)

(212)-922-2199

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 2.01 Completion of Acquisition or Disposition of Assets.

As disclosed in the current report on Form 8-K filed on October 7, 2020, On October 1, 2020, Victory Commercial Management, Inc., a Nevada corporation (“we” or the “Company”) entered into a sale and purchase agreement with Victory Commercial Investment Ltd., a BVI limited liability company and the wholly-owned subsidiary of the Company (“VCI”) and Sino Pride Development (HK) Limited, a private company limited by shares incorporated in Hong Kong (the “Purchaser”), to sell all the equity interest in Sino Pride Development Limited (“Sino Pride”), a Hong Kong company and wholly-owned subsidiary of VCI, to the Purchaser, in exchange a total consideration of HK$1.00 (the “Disposition of Sino Pride”). The Disposition of Sino Pride includes the sale all of the equity interest of Sino Pride’s then subsidiaries, including Dalian Victory Plaza Development Co., Ltd., a PRC company, and Dalian Victory Business Management Co., Ltd., a PRC company.

On November 11, 2020, we completed the disposition of Sino Pride to the Purchaser pursuant to the terms of the sale and purchase agreement.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statements below illustrates the estimated effects of the Disposition of Sino Pride and its subsidiaries referred to in Item 2.01 above as if it had occurred on such date.

These unaudited pro forma condensed consolidated financial statements should not be viewed as indicative of the Company’s financial results in the future; they are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as initially filed with the SEC on May 29, 2020 and amended on July 10, 2020, and the Quarterly Reports on Form 10-Q for the interim periods ended June 30, 2020 filed with the SEC on August 14, 2020.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2020

							Proforma
		Adjustments to	Adjustments to	Adjustments			subsequent to
		Remove	Remove	to		Adjustments	Proposed
	2020 10Q	DVPD	DVBM	Remove SP	Adjustments	Note	Spinoffs
	(Reviewed)
ASSETS
CURRENT ASSETS :
Cash and cash equivalents	$176,667	$56,332	$56,827	$19,068	$160	(A)	$44,280
Restricted cash	26,788	26,788					-
Tenant and sundry receivables, net of allowance for doubtful accounts	316,005	6,692	293,760		15,553	(B)	-
Prepaid expenses and other assets	466,422	78,272	266,554	197	(85)	(C)	121,484
TOTAL CURRENT ASSETS	985,882	168,084	617,141	19,265	15,628		165,764

Rental properties, net	20,543,684	20,543,684					-
Property and equipment, net	339,013	30,442	302,984	3,811			1,776
Intangible assets, net	14,919	14,570	349				-
ROU assets, net	348,448						348,448
SP-Investment				43,437,595	(43,437,595)	(C)	-
Capital Receivable			(264,940)	2,055	(16,115)	(C)	279,000
Intercompany Balance-SP				10,738,930	(10,738,930)	(C)	-
Loan and interest receivable, net	4,260,697		4,304,754		(44,057)	(D)	-
TOTAL ASSETS	$26,492,643	$20,756,780	$4,960,288	$54,201,656	$(54,221,069)		$794,988

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Bank loans payable, net (in default)	$7,511,591	$7,511,591					$-
Bank loans payable, net	58,483,681	58,368,711					114,970
Accounts payable and accrued liabilities	12,232,367	6,587,727	5,284,529	186,144			173,967
Deferred revenue	3,783,314	2,082,918	1,700,396				-
Lease liabilities payable-current	17,768	17,768					-
TOTAL CURRENT LIABILITIES	82,028,721	74,568,715	6,984,925	186,144	-		288,937

Property financing agreements payable	72,961,523	72,961,523					$-
Lease liabilities payable-non current	361,916						361,916
Other payables	19,594,756	18,454,205	1,140,550				1
Loans payable to related parties	12,382,578	10,425,760			-		1,956,818
Due to shareholder	66,396,293			66,396,293			-
Intercompany account					-		-
Interest payable to related parties	11,603,503	26,974,828	8,109,003		(23,480,328)		-
TOTAL LIABILITIES	265,329,290	203,385,031	16,234,478	66,582,437	(23,480,329)		2,607,673

	-	-	-	-	-
DEFICIT:
Common stock, $0.0001 par value, 600,000,000 shares authorized; 21,711,000
shares issued and outstanding at June 30, 2020	2,171						2,171
Paid-in capital	11,827,188	34,000,000	3,200,000	3,856,289	(30,240,000)	(C)	1,010,899
Accumulated deficit	(207,104,990)	(172,856,421)	(14,641,233)	(16,217,817)	(85)	(C)	(3,389,434)
Accumulated other comprehensive loss	(55,938)	(266,752)	167,043	(19,253)	(500,655)	(C)	563,679
Total stockholder’s deficit attributable to the Company’s common shareholders	(195,331,569)	(139,123,173)	(11,274,190)	(12,380,781)	(30,740,740)		(1,812,685)
Noncontrolling interest	(43,505,078)	(43,505,078)					-
TOTAL DEFICIT	(238,836,647)	(182,628,251)	(11,274,190)	(12,380,781)	(30,740,740)		(1,812,685)

TOTAL LIABILITIES AND DEFICIT	$26,492,643	$20,756,780	$4,960,288	$54,201,656	$(54,221,069)		$794,988
	-	-	-	-	-		-

Notes for Adjustments to unaudited Pro Forma Condensed Combined Balance Sheet.

(A)	Cash amount of $160 in DVPM represents cash collection on behave of DVPD and DVBM.
(B)	Amount of $15,553 in DVPM represents management fees collected through WeChat on behave of DVBM.
(C)	Adjustments represent eliminations for intercompany transactions or reclassification in 10Q.
(D)	Amount of 44,057 in DVPM represents loan payment received from ZKCZ on behave of DVBM.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

AUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2019

							Proforma
		Adjustments to	Adjustments to	Adjustments			subsequent to
		Remove	Remove	to		Adjustments	proposed
	2019 10K	DVPD	DVBM	Remove SP	Adjustments	Note	spinoffs
	(Audited)
ASSETS
CURRENT ASSETS :
Cash and cash equivalents	122,884	$61,598	$41,655	$3,024	$819	(A)	$15,788
Restricted cash	27,223	27,223	-	-			-
Tenant and sundry receivables, net of allowance for doubtful accounts	469,317	19,467	449,850				-
Prepaid expenses and other assets	526,834	88,550	301,750	16,380	(85)	(B)	120,239
TOTAL CURRENT ASSETS	1,146,258	196,838	793,255	19,404	734		136,027
NON CURRENT ASSETS
Rental properties, net	$21,334,015	21,334,015	-				-
Property and equipment, net	430,063	57,885	356,672	13,336			2,170
Intangible assets, net	17,640	17,344	296				-
ROU assets, net	484,178	1,095	-	60,200			422,883
Loan and interest receivable	6,087,914	-	6,105,050	-	(17,136)	(C)	-
SP-Investment	-	-		43,235,652	(43,235,652)	(B)	-
Capital Receivable	-	-	(269,236)	2,045	(11,809)	(B)	279,000
Intercompany Balance-SP	-	-		10,141,056	(10,141,056)	(B)	-
TOTAL ASSETS	$29,500,068	$21,607,177	$6,986,037	$53,471,693	$(53,404,919)		$840,080

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Bank loans payable, net - in default	$7,633,412	7,633,412					-
Accounts payable and accrued liabilities	8,938,941	4,431,135	4,121,396	163,429			222,981
Deferred rental income	3,882,434	2,208,236	1,674,198				-
Lease liabilities payable-current	22,755	22,755					-
TOTAL CURRENT LIABILITIES	20,477,542	14,295,538	5,795,594	163,429	-		222,981
NON CURRENT LIABILITIES:
Bank loans payable, net	59,288,001	59,288,001					-
Property financing agreements payable	77,464,781	77,464,781					-
Lease liabilities payable-non current	498,509	-	-	62,024			436,485
Other payables	19,906,698	18,878,081	1,028,616		1	(B)	-
Loans payable to related parties	11,934,791	10,594,843	-		-	(D)	1,339,948
Due to shareholder	65,931,644			65,931,644			-
Intercompany account	-	-	-	-			-
Interest payable to related parties	11,520,609	22,712,554	11,739,025	-	(22,930,970)	(B)	-
Total Liabilities	267,022,575	203,233,798	18,563,235	66,157,097	(22,930,969)		1,999,414

Deficit:
Victory Commercial Management Inc. Shareholder’s Deficit
Common stock, $0.0001 par value, 600,000,000 shares authorized; 21,711,000
shares issued and outstanding at December 31, 2019	2,171						2,171
Paid-in capital	11,827,188	34,000,000	3,200,000	3,856,289	(30,240,000)	(B)	1,010,899
Accumulated deficit	(203,808,349)	(169,168,605)	(14,759,238)	(16,581,676)	(85)	(B)	(3,298,745)
Accumulated other comprehensive loss	(2,242,729)	(3,157,228)	(17,960)	39,983	(233,865)	(B)	1,126,341
Total stockholder’s deficit attributable to the Company’s common shareholders	(194,221,719)	(138,325,833)	(11,577,198)	(12,685,404)	(30,473,950)		(1,159,334)
Noncontrolling interest	(43,300,788)	(43,300,788)					-
Total Deficit	(237,522,507)	(181,626,621)	(11,577,198)	(12,685,404)	(30,473,950)		(1,159,334)

TOTAL LIABILITIES AND DEFICIT	$29,500,068	$21,607,177	$6,986,037	$53,471,693	$(53,404,919)		$840,080
	-	-	-	-	-		-

Notes for Adjustments to audited Pro Forma Condensed Combined Balance Sheet.

(A)	Cash amount of $819 in DVPM represents cash collection on behave of DVPD and DVBM.
(B)	Adjustments represent eliminations for intercompany transactions or reclassification in 10K.
(C)	Amount of $17,136 in DVPM represents loan payment received from ZKCZ on behave of DVBM.
(D)	The ending amount of $1,339,948 in VCM represents the amount of due to related-individual as disclosed in 2019 10K footnote 15(on page F-30).

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

VICTORY COMMERCIAL INVESTMENT INC AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020

							Proforma
							subsequent
		Adjustments	Adjustments	Adjustments			to
	2020 10Q	to Remove DVPD	to Remove DVBM	to Remove SP	Adjustments	Note	proposed spinoffs
	(Reviewed)
Revenues
Rental income	$974,462	$974,462					$-
Management fee income	1,911,601		1,911,601				-
Other income	228,343		228,343				-
Total revenues	3,114,406	974,462	2,139,944	-			-

Operating expenses
Selling expenses	1,894,867	13,252	1,881,615				-
Depreciation and amortization	553,882	496,064	47,842	9,585			391
Payroll and payroll related expenses	627,284	29,923	134,227	138,875			324,259
Business taxes	232,915	191,745	41,170				-
Lease expenses	120,122	(3,525)		17,116			106,531
Other general and administrative expenses	342,886	(106,625)	194,862	15,239			239,410
Total operating expenses	3,771,956	620,834	2,299,716	180,815			670,591

Loss from operations	(657,550)	353,628	(159,772)	(180,815)			(670,591)

Other income (expense)
Interest income	272,527	83	272,444	535,374	(535,374)	(A)	-
Interest - loans	(2,010,258)	(2,010,258)					-
Interest - ROU and other capitalized liabilities	(1,089,015)	(1,089,015)					-
Interest - related parties	(266,393)	(801,571)		(196)	535,374	(A)	-
Gain (loss) from foreign currency transactions	(367,986)	(367,986)					-
Other income	37,842	23,013	5,333	9,496			-
Total other (expense), net	(3,423,283)	(4,245,734)	277,777	544,674			-

Loss before provision for income taxes	(4,080,833)	(3,892,106)	118,005	363,859			(670,591)
Provision for income taxes	-	-	-	-			-
Net Loss	(4,080,833)	(3,892,106)	118,005	363,859			(670,591)
Net loss attributable to noncontrolling interest	(784,192)	(785,367)	1,175				-
Net loss attributable to the Company’s common shareholders	$(3,296,641)	$(3,106,739)	$116,830	$363,859			$(670,591)

Per Common Share - basic and diluted:
Net loss per Company’s common share	$(0.15)						$(0.03)
Weighted-average shares outstanding, basic and diluted	21,711,000						21,472,792

Comprehensive income (loss)
Net loss	$(4,080,833)	$(3,892,106)	$118,005	$363,859			$(670,591)
Other comprehensive income (loss)
Foreign currency translation adjustments	2,766,693	2,645,230	180,697	(59,236)			2
Comprehensive (loss)	(1,314,140)	(1,246,876)	298,702	304,623			(670,589)
Comprehensive income(loss) attributable to non-controlling interest	579,902	578,052	1,850				-
Comprehensive (loss) attributable to the Company’s common shareholders	$(1,894,042)	$(1,824,928)	$296,852	$304,623			$(670,589)

Notes for Adjustments to unaudited Pro Forma Condensed Combined Balance Sheet.

(A)	Adjustments represent eliminations for intercompany transactions or reclassification in 10Q.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES VICTORY COMMERCIAL INVESTMENT INC AND SUBSIDIARIES
AUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2019

							Proforma
							subsequent
		Adjustments	Adjustments	Adjustments			to
	2019 10K	to Remove DVPD	to Remove DVBM	to Remove SP	Adjustments	Note	proposed spinoffs
	(Audited)
Revenues
Rental income	$2,977,880	$2,977,880					-
Management fee income	4,470,061		$4,470,061				-
Other income	743,189		743,189				-
Total revenues	8,191,130	2,977,880	5,213,250	-			-

Operating expenses
Selling expenses	4,262,763	109,915	4,152,848				-
Depreciation and amortization	1,231,787	1,071,274	120,556	39,174			$783
Lease expenses	2,712	2,712					-
Payroll and payroll related expenses	1,954,530	66,503	395,899	818,492			673,636
Business taxes	476,211	381,386	94,775				50
Operating lease expenses	599,054			420,549			178,505
Other general and administrative expenses	4,051,445	91,442	3,148,141	153,242			658,620
Total operating expenses	12,578,502	1,723,232	7,912,219	1,431,457			1,511,594

Income Loss from operations	(4,387,372)	1,254,648	(2,698,969)	(1,431,457)			(1,511,594)

Other income (expense)
Interest income	725,778	169	725,607	1,079,874	(1,079,874)	(A)	2
Interest - loans	(4,147,614)	(4,147,614)					-
Interest - ROU and other capitalized liabilities	(2,773,739)	(2,773,739)					-
Interest - related parties	(537,210)	(1,616,247)		(837)	1,079,874	(B)	-
Gain (loss) from foreign currency transactions	(271,447)	(271,447)					-
Gain (loss) on disposal of fixed assets	119		1,924	(1,805)			-
Other income	276,564	261,493	15,071				-
Total other income (expense), net	(6,727,549)	(8,547,385)	742,602	1,077,232			2

Loss from operations before provision for income tax	(11,114,921)	(7,292,737)	(1,956,367)	(354,225)			(1,511,592)
Provision for income tax
Net Loss	(11,114,921)	(7,292,737)	(1,956,367)	(354,225)			(1,511,592)
Net loss attributable to noncontrolling interest	(1,495,208)	(19,829)	(1,475,379)				-
Net loss attributable to the Company’s common shareholders	(9,619,713)	(7,272,908)	(480,988)	(354,225)			(1,511,592)

Per Common Share - basic and diluted:	$(0.45)						$(0.07)
Net loss per Company’s common share	21,472,792						21,472,792
Weighted-average shares outstanding, basic and diluted *
Comprehensive income (loss)
Net loss	$(11,114,921)	$(7,292,737)	$(1,956,367)	$(354,225)			$(1,511,592)
Other comprehensive loss
Change in foreign currency translation adjustments	1,933,769	1,865,343	141,708	(73,282)			-
Total other comprehensive income (loss)	$(9,181,152)	$(5,427,394)	$(1,814,659)	$(427,507)			$(1,511,592)
Comprehensive income (loss) attributable to non-controlling interest	(1,058,691)	415,153	(1,473,844)				-
Comprehensive income (loss) attributable to the Company’s common shareholders	$(8,122,461)	$(5,842,547)	$(340,815)	$(427,507)			$(1,511,592)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Commercial Management Inc.

Date: November 12, 2020	By:	/s/ Alex Brown
Alex Brown
Chief Executive Officer and Interim Chief Financial Officer